Exhibit 24
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           Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-48052) under the Securities Act of 1933 of DIMON Incorporated Personal Account Plan of our report dated July 13, 1998 contained in the Annual Report on Form 11-K under the Securities Exchange Act of 1934 for the year ended June 30, 1998, of DIMON Incorporated Personal Account Plan.



/s/  Snead and Williams, P.L.L.C.










July 13, 1998
Danville, Virginia














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